UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-22742

PRINCIPAL REAL ESTATE INCOME FUND
(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203
(Address of principal executive offices) (Zip code)

Andrea E. Kuchli
Principal Real Estate Income Fund
1290 Broadway, Suite 1100
Denver, Colorado 80203
(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 623-2577

Date of fiscal year end: October 31

Date of reporting period: July 31, 2017

Item 1 – Schedule of Investments.

PRINCIPAL REAL ESTATE INCOME FUND
STATEMENT OF INVESTMENTS
July 31, 2017 (Unaudited)

Description	Shares	Value (Note 2)
COMMON STOCKS (50.84%)
Computer Software (0.54%)
InterXion Holding N.V.(a)	15,400	$737,198

Real Estate Management/Services (3.36%)
Castellum AB	39,711	617,272
Charter Hall Group	118,167	490,629
Citycon OYJ	464,193	1,263,878
Deutsche Wohnen AG	24,571	973,984
Fabege AB	22,000	434,616
Mitsubishi Estate Co., Ltd.	43,000	782,421
		4,562,800
Real Estate Operation/Development (5.75%)
ADO Properties SA(b)(c)	13,197	596,081
Atrium European Real Estate, Ltd.	96,100	449,365
Croesus Retail Trust	642,730	564,402
Inmobiliaria Colonial SA	64,627	604,317
LEG Immobilien AG	8,000	769,850
Leopalace21 Corp.	44,700	319,097
Mitsui Fudosan Co., Ltd.	61,000	1,402,372
New World Development Co., Ltd.	388,000	524,566
Propertylink Group(c)	1,850,000	1,228,400
SOHO China, Ltd.	260,000	141,804
TLG Immobilien AG	18,000	390,157
Tokyo Tatemono Co., Ltd.	59,000	803,828
		7,794,239
REITS-Apartments (4.49%)
Apartment Investment & Management Co., Class A	19,700	897,335
Essex Property Trust, Inc.	8,600	2,250,620
Independence Realty Trust, Inc.	108,000	1,092,960
Invitation Homes, Inc.	19,982	426,016
Japan Rental Housing Investments, Inc.	320	238,306
Starwood Waypoint Homes	33,855	1,183,571
		6,088,808
REITS-Diversified (11.51%)
Altarea SCA	8,469	1,914,892
Arena REIT	50,087	82,543
CapitaLand Commercial Trust	384,400	487,893
Crombie Real Estate Investment Trust	21,015	227,891
Cromwell Property Group	750,000	552,000
Crown Castle International Corp.	19,653	1,976,699
Dexus Property Group	210,000	1,575,841
Empiric Student Property PLC	171,428	248,235
EPR Properties	8,400	607,992
Equinix, Inc.	1,500	676,095
Frasers Logistics & Industrial Trust(c)	786,387	635,423
Hispania Activos Inmobiliarios SOCIMI SA	18,400	331,957
Invesco Office J-REIT, Inc.	185	180,058
Liberty Property Trust	12,200	512,644
LondonMetric Property PLC	145,000	321,980
Merlin Properties Socimi SA	87,000	1,172,034
Secure Income REIT PLC	15,401	70,511
Segro PLC	96,224	669,068
Sekisui House REIT, Inc.	324	400,867
Spring Real Estate Investment Trust	2,870,000	1,278,691
STAG Industrial, Inc.	42,318	1,154,858

Description	Shares	Value (Note 2)
REITS-Diversified (11.51%) (continued)
Viva Energy REIT	310,137	$535,917
		15,614,089
REITS-Health Care (1.42%)
Care Capital Properties, Inc.	9,400	227,668
Physicians Realty Trust	16,000	297,920
Senior Housing Properties Trust	49,430	961,414
Welltower, Inc.	6,072	445,624
		1,932,626
REITS-Hotels (2.29%)
Far East Hospitality Trust	680,000	336,199
Hoshino Resorts REIT, Inc.	30	154,565
Hospitality Properties Trust	25,600	743,936
Japan Hotel REIT Investment Corp.	900	650,641
Park Hotels & Resorts, Inc.	22,972	618,636
Sunstone Hotel Investors, Inc.	37,000	602,360
		3,106,337
REITS-Manufactured Homes (0.90%)
Sun Communities, Inc.	13,643	1,214,363

REITS-Mortgage (0.46%)
CYS Investments, Inc.	73,100	622,081

REITS-Office Property (3.98%)
Alexandria Real Estate Equities, Inc.	5,800	703,250
alstria office REIT-AG	20,000	293,464
Brandywine Realty Trust	20,100	337,881
Champion REIT	405,000	315,256
City Office REIT, Inc.	98,278	1,249,113
Daiwa Office Investment Corp.	50	246,270
Investa Office Fund	105,023	381,444
Kilroy Realty Corp.	11,500	798,215
MCUBS MidCity Investment Corp.	175	531,770
Viva Industrial Trust	789,500	538,898
		5,395,561
REITS-Regional Malls (2.75%)
Pennsylvania Real Estate Investment Trust	16,200	192,618
Simon Property Group, Inc.	22,300	3,534,550
		3,727,168
REITS-Shopping Centers (5.41%)
Aventus Retail Property Fund, Ltd.	117,094	210,769
DDR Corp.	107,000	1,090,330
Fortune Real Estate Investment Trust	587,000	733,487
Kenedix Retail REIT Corp.	436	956,673
Kite Realty Group Trust	28,000	574,840
Link REIT	129,500	1,052,805
NewRiver REIT PLC	219,556	1,022,579
Ramco-Gershenson Properties Trust	18,400	259,256
Vastned Retail N.V.	31,600	1,443,953
		7,344,692
REITS-Single Tenant (2.78%)
Spirit Realty Capital, Inc.	206,000	1,633,580
STORE Capital Corp.	91,609	2,142,735
		3,776,315
REITS-Storage/Warehousing (1.23%)
CubeSmart	22,000	542,520
Extra Space Storage, Inc.	10,200	810,900
Safestore Holdings PLC	56,000	312,096
		1,665,516

Description	Shares	Value (Note 2)
REITS-Warehouse/Industrials (3.97%)
Granite Real Estate Investment Trust	8,000	$322,053
Industrial & Infrastructure Fund Investment Corp.	56	253,472
Japan Logistics Fund, Inc.	115	233,661
Macquarie Mexico Real Estate Management SA de CV	333,188	410,625
PLA Administradora Industrial S de RL de CV	440,100	767,100
Prologis Property Mexico SA de CV	95,900	189,134
Prologis, Inc.	24,000	1,459,440
Terreno Realty Corp.	11,000	380,820
WPT Industrial Real Estate Investment Trust(b)	106,441	1,375,218
		5,391,523
TOTAL COMMON STOCKS
(Cost $62,959,584)		68,973,316

	Rate	Maturity Date	Principal Amount	Value (Note 2)
COMMERCIAL MORTGAGE BACKED SECURITIES (89.25%)
Commercial Mortgage Backed Securities-Other (33.47%)
Bank of America Commercial Mortgage Trust 2008-1(d)	6.309%	01/10/18	$2,500,000	$2,527,828
CD Commercial Mortgage Trust 2007-CD4(d)	5.398%	12/11/49	2,583,804	1,632,189
Commercial Mortgage Trust 2007-GG9(d)	5.505%	03/10/39	1,716,753	1,630,920
Credit Suisse Commercial Mortgage Trust Series 2007-C1	5.416%	02/15/40	7,159,823	7,152,100
Deutsche Bank Commercial Mortgage Trust 2017-C6(d)(e)	1.045%	06/10/27	26,242,470	1,966,101
FHLMC Multifamily Structured Pass Through Certificates(d)(e)	1.612%	01/25/26	9,690,000	1,050,364
FHLMC Multifamily Structured Pass Through Certificates(d)(e)	1.658%	06/25/42	27,830,000	796,016
FHLMC Multifamily Structured Pass Through Certificates(d)(e)	1.700%	04/25/40	30,601,130	812,022
FHLMC Multifamily Structured Pass Through Certificates(d)(e)	1.806%	01/25/19	27,555,000	621,456
FHLMC Multifamily Structured Pass Through Certificates(d)(e)	1.904%	12/25/18	59,523,998	1,394,814
FHLMC Multifamily Structured Pass Through Certificates(d)(e)	3.615%	06/25/41	9,000,000	1,088,236
JPMorgan Chase Commercial Mortgage Securities Trust 2006-CIBC17(d)	5.489%	12/12/43	1,888,922	871,939
JPMorgan Chase Commercial Mortgage Securities Trust 2007-CIBC19(d)	5.794%	02/12/49	3,500,000	2,937,942
JPMorgan Chase Commercial Mortgage Securities Trust 2013-C15(b)(d)(e)	1.502%	10/15/23	11,500,000	872,907
JPMorgan Chase Commercial Mortgage Securities Trust 2014-C21(b)(d)	3.900%	07/15/24	12,747,500	8,846,393
JPMorgan Chase Commercial Mortgage Securities Trust 2017-JP6(d)(e)	1.332%	05/15/27	11,994,225	977,550
LB Commercial Mortgage Trust 2007-C3(d)	5.908%	07/15/44	249,573	251,091
LB-UBS Commercial Mortgage Trust 2006-C7	5.407%	11/15/38	1,317,696	1,010,218
Morgan Stanley Bank of America Merrill Lynch Trust 2015-C20(b)(d)(e)	1.612%	02/15/25	23,967,000	2,169,637
Morgan Stanley Capital I Trust 2016-UB11(b)(d)(e)	1.500%	08/15/26	13,495,500	1,310,748
Wachovia Bank Commercial Mortgage Trust Series 2006-C29(d)	5.368%	11/18/48	2,406,637	2,414,964

	Rate	Maturity Date	Principal Amount	Value (Note 2)
Commercial Mortgage Backed Securities-Other (continued)
Wachovia Bank Commercial Mortgage Trust Series 2007-C30(d)	5.413%	12/15/43	$3,030,702	$3,069,565
				45,405,000

Commercial Mortgage Backed Securities-Subordinated (55.78%)
BANK 2017-BNK5	4.259%	06/15/27	2,500,000	2,584,446
BANK 2017-BNK5(b)	4.259%	07/15/27	7,500,000	4,994,340
Bank of America Commercial Mortgage Trust 2016-UBS10(b)	3.000%	05/15/26	3,500,000	2,554,936
CD Commercial Mortgage Trust 2017-CD5(b)(f)	3.350%	07/15/27	3,000,000	2,426,266
CFCRE Commercial Mortgage Trust 2016-C3(b)(d)	3.052%	01/10/26	5,484,000	4,090,488
CFCRE Commercial Mortgage Trust 2016-C7(b)	4.443%	12/10/26	1,500,000	1,223,837
Commercial Mortgage Pass Through Certificates Series 2014-CR14(b)(d)	3.496%	01/10/24	2,000,000	1,314,325
Commercial Mortgage Trust 2013-CCRE11(b)(d)	4.371%	10/10/23	5,108,000	3,871,721
Commercial Mortgage Trust 2014-CCRE17(b)(d)	4.299%	05/10/24	6,000,000	3,856,949
Commercial Mortgage Trust 2014-UBS5(b)	3.495%	09/10/24	4,250,000	3,301,908
CSAIL Commercial Mortgage Trust 2015-C4(d)	3.584%	11/15/25	5,000,000	3,739,636
Goldman Sachs Mortgage Securities Trust 2013-GC13(b)(d)	4.066%	07/10/23	3,000,000	2,799,014
Goldman Sachs Mortgage Securities Trust 2013-GC16(b)(d)	5.320%	11/10/46	2,342,405	2,303,683
Goldman Sachs Mortgage Securities Trust 2013-GCJ14(b)(d)	4.764%	08/10/23	2,000,000	1,555,111
Goldman Sachs Mortgage Securities Trust 2014-GC22(b)	3.582%	06/10/47	8,326,000	5,366,061
JPMorgan Chase Commercial Mortgage Securities Trust 2006-CIBC16	5.623%	05/12/45	2,035,174	1,751,952
JPMorgan Chase Commercial Mortgage Securities Trust 2013-C15(b)	3.500%	10/15/23	2,500,000	1,852,588
JPMorgan Chase Commercial Mortgage Securities Trust 2013-C16(b)(d)	4.975%	11/15/23	2,117,483	2,034,944
Merrill Lynch Mortgage Trust 2006-C1(d)	5.566%	05/12/39	9,000,000	7,116,753
Merrill Lynch-CFC Commercial Mortgage Trust 2006-3(d)	5.554%	07/12/46	2,500,000	2,403,699
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C8(b)(d)	4.061%	02/15/23	3,000,000	2,781,091
Morgan Stanley Bank of America Merrill Lynch Trust 2015-C26(b)(d)	4.411%	10/15/25	3,576,000	2,515,970
Morgan Stanley Capital I Trust 2016-UB11(b)(d)	2.708%	08/15/26	5,000,000	3,042,001
Wells Fargo Commercial Mortgage Trust 2014-LC18(b)(d)	3.957%	12/15/24	2,490,000	2,074,431
Wells Fargo Commercial Mortgage Trust 2015-NXS1(d)	4.103%	04/15/25	3,440,000	3,046,218
Wells Fargo Commercial Mortgage Trust 2015-NXS3(b)	3.153%	09/15/57	1,500,000	1,070,681
				75,673,049

TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES
(Cost $121,680,590)				121,078,049

	7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (5.55%)
State Street Institutional Treasury Plus Money Market Fund	0.954%	7,526,512	$7,526,512

TOTAL SHORT TERM INVESTMENTS
(Cost $7,526,512)			7,526,512

TOTAL INVESTMENTS (145.64%)
(Cost $192,166,686)			$197,577,877

Liabilities in Excess of Other Assets (-45.64%)			(61,916,297)
NET ASSETS (100.00%)			$135,661,580

(a)	Non-income producing security.
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. The total value of Rule 144A securities amounts $70,201,329, which represents approximately 51.75% of net assets as of July 31, 2017.

(c)
Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of July 31, 2017, the aggregate market value of those securities was $2,459,904, representing 1.81% of net assets.

(d)	Interest rate will change at a future date. Interest rate shown reflects the rate in effect at July 31, 2017.
(e)	Interest only security.
(f)	Security determined to be fair valued under the procedures approved by the Fund's Board of Trustees.

See Notes to Quarterly Statement of Investments.

PRINCIPAL REAL ESTATE INCOME FUND
Notes to Quarterly Statement of Investments
July 31, 2017 (Unaudited)

NOTE 1. ORGANIZATION

Principal Real Estate Income Fund (the ‘‘Fund’’) is a Delaware statutory trust registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’).

The Fund’s investment objective is to seek to provide high current income, with capital appreciation as a secondary investment objective, by investing in commercial real estate related securities.

Investing in the Fund involves risks, including exposure to below-investment grade investments. The Fund’s net asset value will vary and its distribution rate may vary and both may be affected by numerous factors, including changes in the market spread over a specified benchmark, market interest rates and performance of the broader equity markets. Fluctuations in net asset value may be magnified as a result of the Fund’s use of leverage.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates: The preparation of the Statement of Investments in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Statement of Investments during the period reported. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Statement of Investments may differ from the value the Fund’s ultimately realize upon sale of the securities. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 – Investment Companies. The Statement of Investments has been prepared as of the close of the New York Stock Exchange (“NYSE”) on July 31, 2017.

Portfolio Valuation: The net asset value per Common Share of the Fund is determined no less frequently than daily, on each day that the NYSE is open for trading, as of the close of regular trading on the NYSE (normally 4:00 p.m. New York time). The Fund’s net asset value per Common Share is calculated in the manner authorized by the Fund’s Board of Trustees (the “Board”). Net asset value is computed by dividing the value of the Fund’s total assets, less its liabilities by the number of shares outstanding.

The Board has established the following procedures for valuation of the Fund’s assets under normal market conditions. Marketable securities listed on foreign or U.S. securities exchanges generally are valued at closing sale prices or, if there were no sales, at the mean between the closing bid and ask prices on the exchange where such securities are primarily traded.

The Fund values commercial mortgage-backed securities and other debt securities not traded in an organized market on the basis of valuations provided by an independent pricing service, approved by the Board, which uses information with respect to transactions in such securities, interest rate movements, new issue information, cash flows, yields, spreads, credit quality, and other pertinent information as determined by the pricing service, in determining value. If the independent primary or secondary pricing service is unable to provide a price for a security, if the price provided by the independent primary or secondary pricing service is deemed unreliable, or if events occurring after the close of the market for a security but before the time as of which the Fund values its Common Shares would materially affect net asset value, such security will be valued at its fair value as determined in good faith under procedures approved by the Board.

When applicable, fair value of an investment is determined by the Fund’s Fair Valuation Committee as a designee of the Board. In fair valuing the Fund’s investments, consideration is given to several factors, which may include, among others, the following: the fundamental business data relating to the issuer, borrower, or counterparty; an evaluation of the forces which influence the market in which the investments are purchased and sold; the type, size and cost of the investment; the information as to any transactions in or offers for the investment; the price and extent of public trading in similar securities (or equity securities) of the issuer, or comparable companies; the coupon payments, yield data/cash flow data; the quality, value and salability of collateral, if any, securing the investment; the business prospects of the issuer, borrower, or counterparty, as applicable, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer’s, borrower’s, or counterparty’s management; the prospects for the industry of the issuer, borrower, or counterparty, as applicable, and multiples (of earnings and/or cash flow) being paid for similar businesses in that industry; one or more independent broker quotes for the sale price of the portfolio security; and other relevant factors.

Securities Transactions and Investment Income: Investment security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex‐dividend date. Certain dividend income from foreign securities will be recorded, in the exercise of reasonable diligence, as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex‐dividend date and may be subject to withholding taxes in these jurisdictions. Interest income, which includes amortization of premium and accretion of discount, is recorded on the accrual basis. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the first-in/first-out cost basis method for both financial reporting and tax purposes.

Fair Value Measurements: The Fund discloses the classification of its fair value measurements following a three‐tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –
Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –
Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of July 31, 2017:

Principal Real Estate Income Fund
Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	68,973,316	–	–	68,973,316
Commercial Mortgage Backed Securities	–	121,078,049	–	121,078,049
Short Term Investments	7,526,512	–	–	7,526,512
Total	$76,499,828	$121,078,049	$–	$197,577,877

*	See Statement of Investments for industry classifications.

The Fund recognizes transfers between levels as of the end of the period. For the six months ended July 31, 2017, the Fund did not have any significant transfers between Level 1 and Level 2 securities. The Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value.

Commercial Mortgage Backed Securities (“CMBS”): As part of its investments in commercial real estate related securities, the Fund will invest in CMBS which are subject to certain risks associated with direct investments in CMBS. A CMBS is a type of mortgage-backed security that is secured by a loan (or loans) on one or more interests in commercial real estate property. Investments in CMBS are subject to the various risks which relate to the pool of underlying assets in which the CMBS represents an interest. CMBS may be backed by obligations (including certificates of participation in obligations) that are principally secured by commercial real estate loans or interests therein having multi-family or commercial use. Securities backed by commercial real estate assets are subject to securities market risks as well as risks similar to those of direct ownership of commercial real estate loans because those securities derive their cash flows and value from the performance of the commercial real estate underlying such investments and/or the owners of such real estate.

Real Estate Investment Trusts (“REITs”): As part of its investments in real estate related securities, the Fund will invest in REITs and is subject to certain risks associated with direct investment in REITs. REITs possess certain risks which differ from an investment in common stocks. REITs are financial vehicles that pool investors’ capital to acquire, develop and/or finance real estate and provide services to their tenants. REITs may concentrate their investments in specific geographic areas or in specific property types, e.g., regional malls, shopping centers, office buildings, apartment buildings and industrial warehouses. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

As REITs generally pay a higher rate of dividends than most other operating companies, to the extent application of the Fund’s investment strategy results in the Fund investing in REIT shares, the percentage of the Fund’s dividend income received from REIT shares will likely exceed the percentage of the Fund’s portfolio that is comprised of REIT shares. Distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital.

Dividend income from REITs is recognized on the ex-dividend date. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Fund’s investments in REITs are reported to the Fund after the end of the calendar year; accordingly, the Fund estimates these amounts for accounting purposes until the characterization of REIT distributions is reported to the Fund after the end of the calendar year. Estimates are based on the most recent REIT distribution information available.

The performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), or its failure to maintain exemption from registration under the 1940 Act. Due to the Fund’s investments in REITs, the Fund may also make distributions in excess of the Fund’s earnings and capital gains. Distributions, if any, in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a holder’s Common Shares and, after that basis has been reduced to zero, will constitute capital gains to the Common Shareholder.

Concentration Risk: The Fund invests in companies in the real estate industry, which may include CMBS, REITs, REIT-like structures, and other securities that are secured by, or otherwise have exposure to, real estate. Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. Any market price movements, regulatory changes, or economic conditions affecting CMBS, REITs, REIT-like structures, and real estate more generally, will have a significant impact on the Fund’s performance.

Foreign Currency Risk: The Fund expects to invest in securities denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates may affect the value of securities owned by the Fund, the unrealized appreciation or depreciation of investments and gains on and income from investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Fund’s net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. These risks often are heightened for investments in smaller, emerging capital markets.

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of the exchanges at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to a Fund include the potential inability of the counterparty to meet the terms of the contract.

3. Tax Basis Information

Tax Basis of Investments: As of July 31, 2017, the cost of investments for federal income tax purposes and accumulated net unrealized appreciation/ (depreciation) on investments were as follows:

Principal Real Estate Income Fund
Cost of investments for income tax purposes	$193,015,901
Gross appreciation on investments (excess of value over tax cost)	$11,395,319
Gross depreciation on investments (excess of tax cost over value)	(6,833,343)
Net unrealized appreciation on investments	$4,561,976

4. SUBSEQUENT EVENTS

On September 13, 2017, the Principal Real Estate Income Fund (the “Fund”) announced that its Board of Trustees had approved the adoption of a managed distribution plan whereby the Fund will, beginning in October 2017, make monthly distributions to common shareholders set initially at a fixed monthly rate of $0.11 per common share. Under the managed distribution plan, to the extent that sufficient investment income is not available on a monthly basis, the Fund’s distributions may consist of long-term capital gains and/or return of capital in order to maintain the distribution rate. Return of capital includes distributions paid by the Fund in excess of its net investment income and such excess is distributed from the Fund’s assets. The Board may amend the terms of the plan or terminate the plan at any time without prior notice to the Fund’s shareholders.

Item 2 – Controls and Procedures.

(a)
The Registrant's Principal Executive Officer and Principal Financial Officer have evaluated the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded that the Registrant's disclosure controls and procedures were effective, as of that date.

(b)
There was no change in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) during Registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 3 – Exhibits.

Separate certifications for the Registrant's Principal Executive Officer and Principal Financial Officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PRINCIPAL REAL ESTATE INCOME FUND

By:	/s/ Thomas A. Carter
Thomas A. Carter
President (Principal Executive Officer)

Date:	September 26, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Thomas A. Carter
Thomas A. Carter
President (Principal Executive Officer)

Date:	September 26, 2017

By:	/s/ Patrick D. Buchanan
Patrick D. Buchanan
Treasurer (Principal Financial Officer)

Date:	September 26, 2017